SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 30, 2000
                                                         ----------------

                            GENESEE & WYOMING INC.
                            ----------------------
              (Exact Name of registrant specified in its charter)


          Delaware                    0-20847               06-0984624
          --------                    -------               ----------
(State or other Jurisdiction      (Commission File       (I.R.S. employer
      of Incorporation)               Number)          Identification No.)


                              66 Field Point Road
                         Greenwich, Connecticut 06830
                        -------------------------------
                   (Address of principal executive offices)
                 Registrant's telephone number: (203) 629-3722

Item 5.  Other Events
         ------------

          The purpose of this Form 8-K is to file a press release issued by Genesee & Wyoming Inc. on October 30, 2000 announcing that its newly-formed joint venture, Australian Railroad Group Pty Ltd, has signed an agreement with the government of Western Australia to purchase Westrail Freight for approximately $323 million including working capital and acquisition fees. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.


          Exhibit 99.1 Press release dated October 30, 2000 announcing that Genesee & Wyoming Inc.'s newly-formed joint venture, Australian Railroad Group Pty Ltd, has signed an agreement with the government of Western Australia to purchase Westrail Freight for approximately $323 million including working capital and acquisition fees.





























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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GENESEE & WYOMING INC.
                                  ----------------------
                                  (Registrant)


                                  By:       /s/  Mortimer B. Fuller, III
                                            -----------------------------
                                  Name:     Mortimer B. Fuller, III
                                  Title:    Chairman and Chief Executive
                                            Officer


November 1, 2000




























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

                               INDEX TO EXHIBITS
                               -----------------

Exhibit Number    Exhibit Title
--------------    -------------
99.1              Press release dated October 30, 2000 announcing that
                  Genesee & Wyoming Inc.'s newly-formed joint venture,
                  Australian Railroad Group Pty Ltd, has signed an agreement with the government of Western Australia to purchase
                  Westrail Freight for approximately $323 million including working capital and acquisition fees.





































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